Exhibit 10.11

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (the “Amendment”) is entered into as of October 6, 2014, by and between Amplitech Group, Inc.(“Company”) and Microphase Corporation(“Purchaser”) (collectively the “Parties”).

RECITALS

WHEREAS, Party One and Party Two are parties to that certain agreement dated as of July 9, 2014 (the “Agreement), a copy of which is attached as Exhibit A hereto and made a part hereof by reference; and

WHEREAS, pursuant to Section 1.1 of the Agreement the Parties hereby desire to amend the Agreement.

NOW THEREFORE, in consideration of the above recitals and the mutual benefits contained herein, the Parties hereby agree as follows:

1.	PURPOSE OF AMENDMENT.

This Amendment shall constitute the first amendment to the Agreement. The purpose of this amendment is to amend the payment terms of the agreement.

2.	AMENDED PROVISIONS.

The Agreement is amended and supplemented as follows:

Section 1.1 Purchase and Sale; Purchase Price.

(a) Subject to the terms and conditions set forth in this Agreement, Company shall sell to Purchaser, and Purchaser shall purchase from Company, the Shares for an aggregate purchase price of Three Hundred Thousand Dollars ($300,000) (the “Purchase Price”), which shall be made in three equal installments of $100,000 each, due and payable as follows: (i) on the date this agreement is executed (ii) August 15, 2014 and (iii) November 15, 2014

(b) Shares shall be sold and purchased upon Closing, in consideration for the Purchase Price.

3.	TERM OF THE AMENDMENT.

This Amendment is made, entered into, and effective as of date first above written. This Amendment shall remain in full force and effect through the term of the Agreement, unless terminated at an earlier date pursuant to the provisions of the Agreement or pursuant to federal or state rule or regulation.

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4.	INCONSISTENCY.

The Parties expressly agree that in the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall govern.

5.	AGREEMENT CONTINUANCE.

Except as expressly amended and supplemented by this Amendment, the Agreement shall continue to remain in full force and effect, and the Parties hereby ratify and confirm the terms and conditions thereof.

6.	ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the final, complete, and exclusive statement of the agreement of the Parties with respect to the subject matter hereof, and supersedes any and all other prior and contemporaneous agreements and understandings, both written and oral, between the Parties.

7.	MODIFICATION

This Amendment may be supplemented, amended, or modified only by the mutual agreement of the Parties, which agreement must be in writing and signed by both Parties.

8.	SEVERABILITY.

Whenever possible, each provision of this Amendment, including the amendment to specific provisions of the Agreement, will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Amendment will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provisions had never been contained herein.

9.	COUNTERPARTS/ELECTRONIC SIGNATURES.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. For purposes of this Amendment, use of a facsimile, e-mail, or other electronic medium shall have the same force and effect as an original signature.

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10.	AUTHORITY.

Each Party executing this Amendment on behalf of himself, herself, or a limited liability company, corporation, or other legal entity, represents and warrants that he or she has all requisite right, power, and authority to do so and to bind such Party or entity to each and all of the terms hereof.

11.	HEADINGS.

Headings used in this Amendment are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

COMPANY

Amplitech Group Inc.

By:
Name: Fawad Maqbool
Title: President and CEO

PURCHASER

Microphase Corporation

By:
Name: Ronald A. Durando
Title: VP and COO

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